                                                                  EXECUTION COPY

                                                                    EXHIBIT 99.3

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                              BRIDGE LOAN AGREEMENT


                                     between


                                PLD TELEKOM INC.
                                  as Borrower,


                                       and


                      METROMEDIA INTERNATIONAL GROUP, INC.
                                    as Lender





                            Dated as of May 18, 1999


                                   $7,000,000





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


                                TABLE OF CONTENTS


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
SECTION 1. DEFINITIONS.....................................................................1
         Section 1.1 Definitions...........................................................1

SECTION 2. AMOUNT AND TERMS OF CREDIT FACILITY.............................................7
         Section 2.1   Revolving Loans.....................................................7
         Section 2.2   Notice of Borrowing.................................................8
         Section 2.3   Disbursement of Funds...............................................8
         Section 2.4   The Notes...........................................................8
         Section 2.5   Interest............................................................9
         Section 2.6   Voluntary Prepayments...............................................9
         Section 2.7   Method and Place of Payment.........................................9
         Section 2.8   Taxes..............................................................10

SECTION 3. CONDITIONS PRECEDENT...........................................................10
         Section 3.1   Conditions Precedent to Initial Loans..............................10
         Section 3.2   Conditions Precedent to All Loans..................................12

SECTION 4.  REPRESENTATIONS AND WARRANTIES................................................13
         Section 4.1   Qualification......................................................13
         Section 4.2   Capitalization of Borrower.........................................13
         Section 4.3   Authority Relative to this Agreement...............................14
         Section 4.4   Consents and Approvals; No Violation...............................14
         Section 4.5   Reports............................................................14
         Section 4.6   Financial Statements...............................................15
         Section 4.7   Undisclosed Liabilities............................................15
         Section 4.8   Absence of Certain Changes or Events...............................15
         Section 4.9   Legal Proceedings, etc.............................................17
         Section 4.10  Permits............................................................17
         Section 4.11  Margin Regulations.................................................18

SECTION 5.  AFFIRMATIVE COVENANTS.........................................................18
         Section 5.1   Information Covenants..............................................18
         Section 5.2   Officer's Certificate..............................................20

SECTION 6. NEGATIVE COVENANTS.............................................................21
         Section 6.1   Restriction on Fundamental Changes.................................21
         Section 6.2   Limitation on Modifications of Certain Documents...................21
         Section 6.3   Changes in Business................................................22
         Section 6.4   Limitation on Indebtedness.........................................22


                                        i


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
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
         Section 6.5  Limitation on Issuances of Guarantees
                      by Restricted Subsidiaries.........................................22
         Section 6.6  Limitation on Liens................................................22
         Section 6.7  Use of Proceeds....................................................22

SECTION 7. EVENTS OF DEFAULT.............................................................22
         Section 7.1  Events of Default..................................................22
         Section 7.2  Rights and Remedies................................................24

SECTION 8.  MISCELLANEOUS................................................................25
         Section 8.1  Payment of Expenses, Indemnity, etc................................25
         Section 8.2  Right of Setoff....................................................25
         Section 8.3  Notices............................................................26
         Section 8.4  Successors and Assigns; Assignments................................26
         Section 8.5  Amendments and Waivers.............................................27
         Section 8.6  No Waiver; Remedies Cumulative.....................................27
         Section 8.7  Governing Law, Submission to Jurisdiction..........................28
         Section 8.8  Counterparts.......................................................28
         Section 8.9  Effectiveness......................................................28
         Section 8.10 Headings Descriptive...............................................28
         Section 8.11 Marshalling; Recapture.............................................28
         Section 8.12 Severability.......................................................29
         Section 8.13 Survival...........................................................29
         Section 8.14 Limitation of Liability............................................29
         Section 8.15 Calculations; Computations.........................................29
         Section 8.16 Waiver of Trial by Jury............................................29
         Section 8.17 Interest Rate Limitation...........................................29


Exhibit A      -        Form of Note
Exhibit B      -        Form of Pledge Agreement

                  BRIDGE LOAN AGREEMENT, dated as of May 18, 1999, between PLD Telekom Inc., a Delaware corporation (the "Borrower"), and Metromedia International Group, Inc., a Delaware corporation (the "Lender").

                  WHEREAS, the Lender and the Borrower have entered into an Agreement and Plan of Merger, dated the date hereof (the "Merger Agreement") pursuant to which a wholly owned subsidiary of the Lender will be merged with and into the Borrower with the Borrower as the surviving corporation (the "Merger"); and

                  WHEREAS, in connection with the Merger, the Borrower has requested that the Lender make available to it certain short term financing to satisfy working capital needs of the Borrower from the date hereof until the earlier of the consummation of the Merger or the termination of the Merger Agreement; and

                  WHEREAS, the Lender is willing to make loans to the Borrower upon the terms and conditions set forth herein,

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and intending to be legally bound hereby, the Borrower and the Lender hereby agree as follows:

SECTION 1. DEFINITIONS.

                  Section 1.1 Definitions. As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms in this Agreement shall include in the singular number the plural and in the plural number the singular.

                  "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by, or under direct or indirect common control with such Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to (i) vote 10% or more of the securities having ordinary voting power for the election of directors of such corporation or (ii) direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise. The term "Affiliate" shall not include the Lender or any of its direct or indirect Subsidiaries or Affiliates.

                  "Agreement" shall mean this Credit Agreement as the same may from time to time hereafter be modified, supplemented or amended.

                  "Assignee" shall have the meaning provided in Section 8.4(b).

                  "Attributable Indebtedness" means, with respect to any Sale and Leaseback Transaction of any Person, as at the time of determination, the greater of (i) the capitalized amount in respect of such transaction that would appear on the balance sheet of such Person in accordance with GAAP and (ii) the present value (discounted at a rate consistent with accounting guidelines, as determined in good faith by such Person) of the payments during the remaining term of the lease (including any period for which such lease has been extended or may, at the option of the lessor, be extended) or until the earliest date on which the lessee may terminate such lease without penalty or upon payment of a penalty (in which case the rental payments shall include such penalty).

                  "Bankruptcy Code" shall mean Title 11 of the United States Code entitled "Bankruptcy", as amended from time to time, and any successor statute or statutes.

                  "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

                  "Borrowing" shall mean the incurrence of a Loan from the Lender on a given date.

                  "Business Day" shall mean any day excluding Saturday, Sunday and any day which shall be in New York City a legal holiday or a day on which banking institutions are authorized or required by law or other government actions to close.

                  "Capital Stock" shall mean any and all shares, interests, participations or other equivalents in the equity interest (however designated) in any Person and any rights (other than Indebtedness convertible into an equity interest), warrants or options to acquire an equity interest in such Person.

                  "Capitalized Lease" shall mean (i) any lease of property, real or personal, the obligations under which are capitalized on the consolidated balance sheet of the Borrower and its Subsidiaries, and (ii) any other such lease to the extent that the then present value of the minimum rental commitment thereunder should, in accordance with GAAP, be capitalized on a balance sheet of the lessee.

                  "Capitalized Lease Obligations" shall mean all obligations of the Borrower and its Subsidiaries under or in respect of Capitalized Leases.

                  "Closing Date" shall have the meaning provided in Section 2.1(a).

                  "Closing Price" on any Trading Day with respect to the per share price of any shares of Capital Stock means the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock

Exchange or, if such shares of Capital Stock are not listed or admitted to trading on such exchange, on the principal national securities exchange on which such shares are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on The Nasdaq National Market or, if such shares are not listed or admitted to trading on any national securities exchange or quoted on such automated quotation system but the issuer is a Foreign Issuer (as defined in Rule 3b-4(b) under the Exchange Act) and the principal securities exchange on which such shares are listed or admitted to trading is a Designated Offshore Securities Market (as defined in Rule 902(a) under the Securities Act), the average of the reported closing bid and asked prices regular way on such principal exchange, or, if such shares are not listed or admitted to trading on any national securities exchange or quoted on such automated quotation system and the issuer and principal securities exchange do not meet such requirements, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm that is selected from time to time by the Borrower for that purpose and is reasonably acceptable to the Lender.

                  "Common Stock" shall mean the Common Stock, par value $0.01 per share, of the Borrower, and as the context shall require shall also include any stock of any class of any other Person which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of such Person and which is not subject to redemption by such Person.

                  "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

                  "Default Rate" shall have the meaning provided in Section 2.5(b).

                  "Disqualified Stock" means any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchange able), or upon the happening of any event, or otherwise, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof or is exchangeable for Indebtedness at any time, in whole or in part, on or prior to the date on which the Loans mature.

                  "Event of Default" shall have the meaning provided in Section
7.

                  "Exchange Rate Obligations" means, with respect to any Person, any currency swap agreements, forward exchange rate agreements, foreign currency futures or options, exchange rate collar agreements, exchange rate insurance and other agreements or arrangements, or combination thereof, designed to provide protection against fluctuations in currency exchange rates.

                  "Existing Convertible Note Indenture" means the Indenture, dated as of May 31, 1996, as amended, among the Borrower, the Existing Convertible Note

Guarantors (as defined therein), Apropos Investments Ltd, Clayton A. Waite and The Bank of New York, as trustee thereunder, relating to the Existing Convertible Notes, as amended and supplemented from time to time.

                  "Existing Convertible Notes" means the 9% Convertible Subordinated Notes due 2006 of the Borrower issued pursuant to the Existing Convertible Note Indenture.

                  "Existing Debt Agreements" means the Existing Convertible Note Indenture, the Existing Senior Note Indenture, the documentation related to the Travelers Revolving Credit Notes, the documentation relating to the News Promissory Notes and all ancillary agreements related to any of the foregoing.

                  "Existing Senior Note Indenture" means the Indenture, dated as of May 31, 1996, as amended, among the Borrower, the Existing Senior Note Guarantors (as defined therein), Apropos Investments Ltd, Clayton A. Waite and The Bank of New York, as trustee thereunder, relating to the Existing Senior Notes, as amended and supplemented from time to time.

                  "Existing Senior Notes" means the 14% Senior Discount Notes due 2004 of the Borrower issued pursuant to the Existing Senior Note Indenture.

                  "Final Maturity Date" shall mean the earlier of (a) the consummation of the Merger pursuant to the terms of the Merger Agreement or (b) the termination or expiration of the Merger Agreement.

                  "GAAP" shall mean United States generally accepted accounting principles as in effect on the date hereof and consistent with those utilized in the preparation of the financial statements referred to in Section 5.1.

                  "Governmental Authority" means (a) the government of the United States of America or any State or other political subdivision thereof, or any jurisdiction in which the Borrower or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any property of the Borrower or any Subsidiary, or (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

                  "Indebtedness" means at any time (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person, and whether or not contingent, (i) any obligation of such Person for money borrowed, (ii) any obligation of such Person evidenced by bonds, debentures, notes, guarantees or other similar instruments, including, without limitation, any such obligations incurred in connection with the acquisition of Property, assets or businesses, exclud ing trade accounts payable made in the ordinary course of business, (iii) any reim bursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) any obligation of such Person issued or assumed as the deferred purchase price of Property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business, which in either case are not more than 60 days overdue or which are being contested in good faith) (v) any Capitalized Lease Obligations of such Person, (vi) the maximum fixed redemption or repurchase price of Disqualified Stock of such Person and, to the extent held by other Persons, the maximum fixed redemption or repurchase price of Disqualified Stock of such Person's Restricted Subsidiaries, at the time of determination, (vii) the notional amount of any Interest Hedging Obligations or Exchange Rate Obligations of such Person at the time of determination, (viii) any Attributable Indebtedness with respect to any Sale and Leaseback Transaction to which such Person is a party and (ix) any obligation of the type referred to in clauses (i) through (viii) of this definition of another Person and all dividends and distributions of another Person the payment of which, in either case, such Person has guaranteed or is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise. For the purposes of the preceding sentence, the maximum fixed repurchase price of any Disqualified Stock that does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Stock as if such Disqualified Stock were repurchased on any date on which Indebtedness shall be required to be determined pursuant hereto; provided that if such Disqualified Stock is not then permitted to be repurchased, the repurchase price shall be the book value of such Disqualified Stock. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and the maximum liability of any guarantees at such date.

                  "Interest" shall have the meaning given in Section 2.5 hereof.

                  "Interest Hedging Obligation" means, with respect to any Person, an obligation of such Person pursuant to any interest rate swap agreement, interest rate cap, collar or floor agreement or other similar agreement or arrangement designed to protect against or manage such Person's or any of its Restricted Subsidiaries' exposure to fluctuations in interest rates.

                  "Investment" shall mean all investments in and all loans, advances and extensions of credit to any Person, all stock, notes, bonds, leases or other securities or evidences of indebtedness of or any capital contribution to any corporation, partnership, firm, joint venture or other business entity.

                  "Lien" means, with respect to any Property or other asset, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien (statutory or other), charge, easement, encumbrance, preference, priority or other security or similar agreement or preferential arrangement of any nature whatsoever on or with respect to such Property or other asset

(including, without limitation, any conditional sale or title retention agreement having substantially the same economic effect as any of the foregoing).

                  "Loan Commitment" means the maximum aggregate amount of $7,000,000.

                  "Loan Documents" shall mean this Agreement, the Note or Notes and the Pledge Agreement.

                  "Loan Party" shall mean and include the Borrower and its Subsidiaries.

                  "Loans" shall have the meaning provided in 2.1(a).

                  "News Promissory Notes" shall mean the Borrower's promissory notes issued pursuant to the Revolving Credit Agreement, dated as of September 30, 1998, between the Borrower and News America Incorporated as lender, as the same may be amended from time to time.

                  "Note" and "Notes" shall have the meanings provided in Section 2.4.

                  "Notice of Borrowing" shall have the meaning provided in
Section 2.2.

                  "Obligations" shall mean all obligations, liabilities and Indebtedness of every nature of the Borrower from time to time owing to the Lender under or in connection with this Agreement or any other Loan Document.

                  "Payment Date" shall mean the last day of each month.

                  "Person" shall mean and include any individual, partnership, joint venture, firm, corporation, association, trust, limited liability company or other enterprise or any government or political subdivision or agency, department or instrumentality thereof.

                  "Pledge Agreement" means the Pledge Agreement, dated the date hereof, to be executed by the Borrower, a form of which is attached as Exhibit B hereto.

                  "Pledged Shares" means the 115 ordinary shares of Technocom that are subject to the Lien of the Pledge Agreement and any and all dividends, distributions, payments and proceeds thereof, as more particularly defined in the Pledge Agreement.

                  "Property" means, with respect to any Person, any interest of such Person in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, excluding Capital Stock in any other Person.

                  "Restricted Subsidiary" means any Subsidiary of the Borrower that has not been classified as an "Unrestricted Subsidiary."

                  "Sale and Leaseback Transaction" means, with respect to any Person, any direct or indirect arrangement pursuant to which Property is sold or transferred by such Person or a Restricted Subsidiary of such Person and is thereafter leased back from the purchaser or transferee thereof by such Person or one of its Restricted Subsidiaries.

                  "Subsidiary" of any Person shall mean and include (i) any corporation 50% or more of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (ii) any partnership, association, joint venture or other entity in which such Person, directly or indirectly through Subsidiaries, is either a general partner or has a 50% or more equity interest at the time.

                  "Technocom" means Technocom Limited, an Irish corporation and a Restricted Subsidiary.

                  "Trading Day" means, with respect to a securities exchange or automated quotation system, a day on which such exchange or system is open for a full day of trading.

                  "Transactions" shall mean each of the transactions contemplated by the Loan Documents.

                  "Travelers Revolving Credit Notes" shall mean the Borrower's 12% Series A Senior Secured Revolving Credit Notes due 1998 and 12% Series B Revolving Credit Notes due 1998.

                  "Unrestricted Subsidiary" means any Subsidiary of the Borrower that the Borrower has classified as an "Unrestricted Subsidiary," and that has not been reclassified as a Restricted Subsidiary, pursuant to the terms of the documentation pursuant to which the Revolving Credit Notes were issued.


SECTION 2. AMOUNT AND TERMS OF CREDIT FACILITY.

                  Section 2.1 Revolving Loans. (a) Subject to and upon the terms and conditions herein set forth, the Lender agrees, at the times and in the amounts specified on Schedule 2.1 hereto from the date hereof (the "Closing Date") and prior to the Final Maturity Date, to make revolving loans (collectively, "Loans") to the

Borrower, which Loans shall not at any time exceed in aggregate principal amount at any time outstanding the Loan Commitment.

                           (b)       Loans may be voluntarily prepaid pursuant
to Section 2.6, and, subject to the other provisions of this Agreement, any amounts so prepaid may be reborrowed. The Loan Commitment shall expire and the Loans shall mature on the Final Maturity Date, without further action on the part of the Lender.

                           (c)       Each Borrowing of Loans under this Section
2.1 shall be in the aggregate minimum amount of the lesser of (i) $250,000 or any integral multiple of $100,000 in excess thereof or (ii) the remaining unborrowed amount of the Loan Commitment.

                  Section 2.2 Notice of Borrowing. Whenever the Borrower desires to borrow hereunder, the Borrower's Chief Financial Officer shall make a formal request to the Lender for such Borrowing by giving the Lender prior written notice thereof (each such notice, a "Notice of Borrowing") on or before 10:00 a.m., New York City time, at least five Business Days prior to the date requested for such Borrowing, at the Lender's office at One Meadowlands Plaza, East Rutherford, N.J. 07076; attention: Robert A. Maresca, Senior Vice President; Fax number 201-531- 2804. Each Notice of Borrowing shall specify (a) the aggregate principal amount of the requested Loan, (b) the proposed date of the Borrowing (which shall be a Business Day and which shall not exceed the aggregate amount available for each such month as specified on Schedule 2.1) and
(c) the proposed use of the proceeds of any such Loan, which use of proceeds shall be solely to make 120% or a lesser portion of each of the items specified under the headings "operating cash outflows, "investing cash outflows" or "financing cash outflows" specified on Schedule 2.2 hereto.

                  Section 2.3 Disbursement of Funds. Upon receipt of a Notice of Borrowing delivered in accordance with and in compliance with Section
2.2 above, on the date specified in such Notice of Borrowing, the Lender will make available the Loans requested to be made on such date, in U.S. dollars by wire transfer in immediately available funds to an account specified in a written instrument signed by the Chief Financial Officer of the Borrower and delivered to Robert A. Maresca, Senior Vice President of the Lender, together with any Notice of Borrowing.

                  Section 2.4 The Notes. The Borrower's obligation to pay the principal of, and interest on, each Loan made hereunder, shall be evidenced by a promissory note (each a "Note", and collectively the "Notes"), duly executed and delivered by the Borrower, substantially in the form of Exhibit A hereto in a principal amount equal to the principal amount of the Loan represented thereby, with blanks appropriately completed in conformity herewith. Each Note shall (x) be payable to the order of the Lender, (y) be dated the date of the Loan, and (z) mature on the Final Maturity Date.

                  Section 2.5 Interest. (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Loan ("Interest") from the date of the making of such Loan until such Loan shall be paid in full at a rate per annum which shall be equal to ten percent (10%) per annum, such Interest to be computed on the basis of a 360-day year and the actual number of days elapsed.

                           (b)       In the event that, and for so long as, any
Event of Default shall have occurred and be continuing, the outstanding principal amount of all Loans and, to the extent permitted by law, overdue interest in respect of all Loans, shall bear interest at a rate per annum (the "Default Rate") equal to twelve percent (12%) per annum, computed on the basis of a 360-day year and the actual number of days elapsed; provided that nothing in any Loan Document shall permit the Lender to receive interest in excess of the maximum rate of interest permitted by law.

                           (c)       Interest on each Loan shall accrue from and
including the date of the Borrowing thereof to but excluding the date of any repayment thereof (provided that any Loan borrowed and repaid on the same day shall accrue one day's interest) and shall be payable on the last Business Day of each calendar month while any Loan is outstanding unless otherwise specified in the Note relating to such Loan. Any accrued but otherwise unpaid interest shall also be payable on the Final Maturity Date and concurrently with the amount of each voluntary prepayment, as provided in Section 2.6 hereof.

                  Section 2.6 Voluntary Prepayments. The Borrower shall have the right to prepay the Loan represented by each Note in whole or in part from time to time on the following terms and conditions: (i) the Borrower shall give the Lender written notice (or telephonic notice promptly confirmed in writing), which notice shall be irrevocable, of its intent to prepay the Loan, at least five Business Days prior to a prepayment, which notice shall specify the date (which shall be a Business Day) and the amount of such prepayment and
(ii) each prepayment shall be in an aggregate principal amount of $250,000 or any integral multiple of $100,000 in excess thereof.

                  Section 2.7 Method and Place of Payment. (a) Except as otherwise specifically provided herein, all payments and prepayments under this Agreement and the Notes shall be made to the Lender not later than 12:00 noon, New York City time, on the date when due and shall be made in lawful money of the United States of America by wire transfer in immediately available funds to Chase Manhattan Bank, New York, NY, ABA number 021000021, to the account of Metromedia International Group, Inc., Account No. 323-012671, or such other account as specified in a written instrument signed by Vincent Sasso or a senior vice president of the Lender and delivered to the Chief Financial Officer of the Borrower, and any funds received by the Lender after such time shall, for all purposes hereof, be deemed to have been paid on the next succeeding Business Day.

                           (b)       Whenever any payment to be made hereunder
or under the Notes shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

                           (c)       All payments made by the Borrower hereunder
and under any Note shall be made irrespective of, and without any reduction for, any setoff or counterclaims, including, without limitation, any setoff or counterclaims arising due to a breach or alleged breach by the Lender or any of its Subsidiaries or Affiliates of any other agreement to which the Lender or any of its Subsidiaries or Affiliates and any of the Loan Parties are parties.

                  Section 2.8 Taxes. All payments made by the Borrower under this Agreement shall be made free and clear of, and without reduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority excluding, in the case of the Lender, net income and franchise taxes imposed on the Lender by the jurisdiction under the laws of which the Lender is organized or any political subdivision or taxing authority thereof or therein (all such non-excluded taxes, levies, imposts, deductions, charges or withholdings being hereinafter called "Taxes"). If any Taxes are required to be withheld from any amounts payable to the Lender hereunder or under any Note, the amounts so payable to the Lender shall be increased to the extent necessary to yield to the Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the specific Note. Whenever any Taxes are payable by the Borrower, as promptly as possible thereafter, the Borrower shall send to the Lender a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Lender the required receipts or other required documentary evidence, the Borrower shall indemnify the Lender for any incremental taxes, interest or penalties that may become payable by the Lender as a result of any such failure. The agreements in this Section 2.9 shall survive the termination of this Agreement and the payment of the Notes and all other Obligations.


SECTION 3. CONDITIONS PRECEDENT.

                  Section 3.1 Conditions Precedent to Initial Loans. In addition to the provisions of Section 2.2, the obligation of the Lender to make its initial Loans is subject to the satisfaction on the Closing Date of the following conditions precedent:

                           (a)       Loan Documents.

                                     (i)    Credit Agreement. The Borrower
         shall have executed and delivered this Agreement to the Lender.

                                     (ii)   Note. The Borrower shall have
         executed and delivered to the Lender a Note in the amount of the initial Loan at maturity and as otherwise provided herein.

                                     (iii)  Pledge Agreement. The Borrower shall
         have executed and delivered the Pledge Agreement to the Lender.

                           (b)       Opinion of Counsel.  The Lender shall have
received a legal opinion, dated the Closing Date, from Clive Anderson, Esq., Senior Vice President, General Counsel and Secretary of the Borrower, in form reasonably satisfactory to the Lender.

                           (c)       Corporate Documents.  The Lender shall have
received the Certificate of Incorporation of the Borrower as in effect on the Closing Date, certified to be true, correct and complete by the Secretary of State of the State of Delaware.

                           (d)       Certified Resolutions, etc.  The Lender
shall have received a certificate of the Secretary or Assistant Secretary of the Borrower dated the Closing Date certifying (i) the names and true signatures of the incumbent officers of such Person authorized to sign the applicable Loan Documents, (ii) the By-Laws of such Person as in effect on the Closing Date,
(iii) the resolutions of such Person's Board of Directors approving and authorizing the execution, delivery and performance the Loan Documents, and (iv) that there have been no changes in the Certificate of Incorporation of such Person since the date of the most recent certification thereof by the appropriate Secretary of State.

                           (e)       Delivery of Pledged Shares and Registration
in Share Registry. The Borrower shall have delivered to the Lender stock certificates representing the Pledged Shares, registered in the name of the Borrower, accompanied by undated stock powers duly executed in blank and the Lender shall have been registered in the share register of Technocom as the registered owner of the Pledged Shares. The Pledge Agreement and/or prior notices, statements or other instruments in respect thereof, including, without limitation, financing statements on Form UCC-1, shall have been duly recorded, published, registered and filed in such manner and in such places as are required by law to establish, perfect and preserve and protect the security interests of the Lender in the Pledged Shares; and all taxes, fees and other charges in connection with the execution, delivery, recording, publishing, registration and filing of such instruments and the offer, issue and delivery of the

Notes and the making by the Lender of the Loans and any other Obligations shall have been paid in full.

                           (f)       Technocom Organizational Documents. The
Lender shall have received complete and correct copies of:

                                     (i)    the Memorandum of Association and
Articles of Association and other constitutive documents of Technocom together with a certified copy of a written resolution of the shareholders of Technocom amending Articles 11 and 32 of such Articles of Association and approving the transfer of the Pledged Shares pursuant to the Pledge Agreement upon a foreclosure; and

                                     (ii)   all agreements with respect to the
Technocom Capital Stock as amended from time to time.

                           (g)       Representations.  The representations and
warranties set forth in Section 4 shall be true and correct on such date before and after giving effect to the making of the Loan on such date (except for representations and warranties which refer to another date, which shall be true and correct as of such date).

                           (h)       Additional Matters. The Lender shall have
received such other certificates, opinions, documents and instruments relating to the Transac tions as may have been reasonably requested by the Lender, and all corporate and other proceedings and all other documents (including, without limitation, all docu ments referred to herein and not appearing as exhibits hereto) and all legal matters in connection with the Transactions shall be satisfactory in form and substance to the Lender.

                  Section 3.2 Conditions Precedent to All Loans. In addition to the provisions of Section 2.2, the obligation of the Lender to make any Loan (including any initial Loan made on the Closing Date) is subject to the satisfaction on the date such Loan is made of the following conditions precedent:

                           (a)       Notes. The Borrower shall have executed and
delivered to the Lender a Note in the amount of the principal amount of the Loan represented thereby at maturity and as otherwise provided herein.

                           (b)       No Default or Event of Default. No Default
or Event of Default shall have occurred and be continuing on such date either before or after giving effect to the making of such Loans.

                           (c)       Representations. The representations and
warranties set forth in Section 4 shall be true and correct on such date before and after giving effect to the making of the Loan on such date (except for representations and warranties which refer to another date, which shall be true and correct as of such date).

                           (d)       No Injunction.  No law or regulation shall
have been adopted, no order, judgment or decree of any Governmental Authority shall have been issued, and no litigation shall be pending or threatened, which in the judgment of the Lender would enjoin, prohibit or restrain, or impose or result in the imposition of any material adverse condition upon, the making or repayment of the Loans.

                  The acceptance of the proceeds of each Loan shall constitute a representation and warranty by the Borrower to the Lender that all of the conditions required to be satisfied under this Section 3 in connection with the making of such Loan have been satisfied.


SECTION 4. REPRESENTATIONS AND WARRANTIES.

                  In order to induce the Lender to enter into this Agreement and to make the Loans, the Borrower makes the following representations and warranties, which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans:

                  Section 4.1 Qualification. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own, lease, and operate its proper ties and to carry on its business as now being conducted. The Borrower is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary. Schedule 4.1 sets forth, as of the date of this Agreement, each jurisdiction in which the Borrower is qualified to do business as a foreign corporation. The Borrower has heretofore delivered to the Lender complete and correct copies of its Certificate of Incorporation and By-laws as currently in effect.

                  Section 4.2 Capitalization of Borrower. Set forth on Schedule
4.2 is the number of shares of Capital Stock or other equity interests of the Borrower which are issued and outstanding as of the date of this Agreement. All such shares are validly issued, fully paid and nonassessable. Other than this Agreement, or as set forth in Schedule 4.2, there is no subscription, option, warrant, call, right, agreement or commitment relating to the issuance, sale, delivery or transfer by the Borrower of any of its shares of Capital Stock or other equity interests (including any right of conversion or exchange under any outstanding security or other instrument). There are no outstanding contractual obligations of the Borrower to repurchase, redeem or otherwise acquire any outstanding shares of its Capital Stock or other equity interests of the Borrower. There are no restrictions or limitations contained in the organizational documents of the

Borrower or in any contract, agreement, document or other instrument to which the Borrower or any of its direct or indirect subsidiaries is a party or of which the Borrower or any of its direct or indirect subsidiaries is aware that restricts, or purports to restrict, the ability of the Borrower or any of its direct or indirect subsidiaries to enter into and perform its obligations under the Loan Documents.

                  Section 4.3 Authority Relative to this Agreement. The Borrower has full corporate power and authority to execute, deliver and perform its obligations under this Agreement and all ancillary agreements to which it is a party and to consummate the Transactions contemplated hereby and thereby. The execution and delivery of this Agreement and all ancillary agreements to which it is a party and the consummation of the Transactions contemplated hereby and thereby have been duly and validly authorized by all corporate and shareholder action, and no other corporate proceedings on the part of the Borrower are necessary to authorize this Agreement or to consummate the Transactions contemplated hereby and thereby. The Loan Documents have been duly and validly executed and delivered by the Borrower, and assuming that this Agreement constitutes a valid and binding agreement of the Lender, constitute valid and binding agreements of the Borrower, enforceable against the Borrower in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors' rights generally or general principles of equity.

                  Section 4.4 Consents and Approvals; No Violation. (a) Except as set forth in Schedule 4.4, the execution and delivery by the Borrower of this Agreement and each other Loan Document will not (i) conflict with or result in any breach of any provision of the Certificate of Incorporation or Bylaws or similar charter documents of the Borrower, (ii) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, (iii) result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries or any of their assets may be bound, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained, or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Borrower, any of its Subsidiaries or any of their assets.

                          (b) No declaration, filing or registration with, or
notice to, or authorization, consent or approval of any governmental or regulatory body or authority is necessary for the consummation by the Borrower of the Transactions.

                  Section 4.5 Reports. Since January 1, 1999, the Borrower has, pursuant to the Securities Act of 1933, as amended (the "Securities Act",) and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), filed or caused to be filed with the SEC all material forms, statements, reports and documents (including all exhibits, amendments and supplements thereto) required to be filed by it with respect to the business and operations of the Borrower and its Subsidiaries under each of the Securities Act and the Exchange Act and the respective rules and regulations thereunder, all of which complied in all material respects with all applicable requirements of the appropriate act and the rules and regulations thereunder in effect on the date each such report was filed. True and complete copies of each of such forms, statements, reports and documents, and such exhibits, have been delivered to the Lender.

                  Section 4.6 Financial Statements. The Borrower has previously furnished to the Lender copies of (a) the Borrower's audited (i) consolidated balance sheets as of December 31, in each of the years 1998, 1997 and 1996 and (ii) related consolidated statements of income and retained earnings and consolidated changes in financial position of the Borrower for the fiscal years then ended, together with the respective reports thereon of KPMG Peat Marwick LLP and KPMG, as independent auditors of the Borrower for 1998, and 1997 and 1996, respectively; and (b) the Borrower's unaudited (i) consolidated balance sheet as of March 31, 1999 and (ii) related consolidated statements of income and retained earnings and consolidated changes in financial position. Each of the balance sheets included in the financial statements referred to in this Section 4.6 (including the related notes thereto) present fairly the financial information purported to be set therein as of the dates thereof, and the other related statements included therein (including the related notes thereto) present fairly the results of operations and changes in financial position for the periods then ended, all in conformity with GAAP applied on a consistent basis, except as otherwise noted therein. For purposes of this Agreement, the audited consolidated balance sheet of the Borrower as of December 31, 1998 are hereinafter referred to as the "Borrower's Balance Sheet".

                  Section 4.7 Undisclosed Liabilities. Except as set forth in Schedule 4.7 or in the unaudited balance sheet or the notes thereto as of December 31, 1998, the Borrower does not have any material liability or obligation, secured or unsecured (whether absolute, accrued, contingent or otherwise, and whether due or to become due), of a nature required by generally accepted accounting principles to be reflected in a corporate balance sheet or disclosed in the notes thereto, which is not accrued or reserved against in the Borrower's Balance Sheet or disclosed in the notes thereto in accordance with GAAP.

                  Section 4.8 Absence of Certain Changes or Events. Except as set forth in Schedule 4.8 or in the Borrower's Annual Report on Form 10-K/A for the year ended December 31, 1998, or the Borrower's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1999, since the date of the Borrower's Balance Sheet there has not been:

                           (a)     any material adverse change in the
business, prospects, operations, properties, assets, liabilities, competition, earnings, or condition (financial or otherwise) of the Borrower and its Subsidiaries, or any failure by the Borrower or any of its Subsidiaries to pay its debts when due;

                           (b)     any event or condition of any character which
either individually or in the aggregate, might reasonably be expected to have a material adverse effect on the business, prospects, operations, properties, assets, liabilities, competition, earnings or condition (financial or otherwise), of the Borrower and its Subsidiaries;

                           (c)     any damage, destruction or loss (regardless
of whether covered by insurance) that might reasonably be expected to have a material adverse effect on the business, prospects, operations, properties, assets, liabilities, competition, earnings, or condition (financial or otherwise), of the Borrower and its Subsidiaries;

                           (d)     any declaration, setting aside or payment of
any dividend or other distribution (whether in cash, stock, property, or any combination of the foregoing) with respect to the capital stock or other equity interest of the Borrower, except as specifically provided for in this Agreement or the Merger Agreement and the transactions contemplated thereby;

                           (e)     any increase in the compensation paid,
payable or to become payable by the Borrower to its officers, directors or employees (other than increases for employees in the ordinary course of business and consistent with past practice), any hiring of new officers, directors or employees (other than hiring of new employees in the ordinary course of business consistent with past practice) or any increase in any bonus, insurance, pension or other employee benefit plan, payments or arrangement (including loans) made to, for or with any officers, directors, or employees (other than increases for employees in the ordinary course of business and consistent with past practice or other increases pursuant to written employee benefit plans);

                           (f)     except for the Merger Agreement and the
transactions contemplated thereby or in this Agreement, any entry into, material amendment of, or termination of, any material agreement, material commitment or material transaction by the Borrower, including, without limitation, any (i) merger, consolidation, share exchange, acquisition or disposition of assets or stock or any financing transaction or capital expenditure, (ii) indenture, mortgage, note, agreement or other instrument relating to the borrowing of money (other than inter company accounts), (iii) partnership or joint venture agreement, (iv) material license agreement relating to intellectual property (other than off-the-shelf software licenses), or (v) agreement to amend its charter or other organizational documents or any other document, contract, agreement, arrangement, undertaking or instrument relating to any of the foregoing;

                           (g)     any entry into, material change to the terms
or conditions of termination of, any license, permit, franchise, governmental approval or decree pursuant to which the Borrower or its Subsidiaries provide telephony, data transmission or other telecommunications services;

                           (h)       any notes or accounts receivable or
portions of notes or accounts receivable written off by the Borrower or its Subsidiaries as uncollectible, other than in the ordinary course of business and consistent with past practice;

                           (i)       any material obligation or material
liability paid (whether absolute, accrued, contingent or otherwise), or any lien or encumbrance in connection therewith discharged, by the Borrower or any of its Subsidiaries, other than (i) in the ordinary course of business and consistent with past practice, or (ii) current liabilities shown on the financial statements and current liabilities incurred since their date;

                           (j)       except as specifically provided for in the
Merger Agreement and the transactions contemplated thereby or in this Agreement, any properties or assets, real, personal or mixed, tangible or intangible, of the Borrower or any of its Subsidiaries mortgaged, pledged or subjected to any security interest, Lien or encumbrance;

                           (k)       except as specifically provided for in the
erger Agreement and the transactions contemplated thereby or in this Agreement, any sale, assignment transfer, lease, dividend, distribution or other disposition of any of property or assets by the Borrower or any of its Subsidiaries, other than sales of products in the ordinary course of business; or

                           (l)       except as specifically provided for in the
Merger Agreement and the transactions contemplated thereby or in this Agreement, any agreement, understanding or undertaking to do any of the foregoing by the Borrower or any of its Subsidiaries.

                  Section 4.9 Legal Proceedings, etc. Except as set forth in Schedule 4.9, there are no claims, actions, or proceedings pending or investigation pending or, to the Borrower's knowledge, threatened against or relating to the Borrower before any court, governmental or regulatory authority or body acting in an adjudicative capacity. Except as set forth in Schedule 4.9, the Borrower is not subject to any outstanding judgment rule, order, writ, injunction or decree of any court, governmental or regulatory authority.

                  Section 4.10 Permits. The Borrower and its Subsidiaries have all material permits, licenses, franchises and other governmental authorizations, consents and approvals (collectively, "Permits") necessary to conduct their business as presently conducted. Except as set forth in Schedule 4.10, neither the Borrower nor any of its Subsidiaries has received any written notification that it is in violation of any of such Permits, or any law, statute, order, rule, regulation, ordinance or judgment of any governmental or regulatory body or authority applicable to it. The Borrower and its Subsidiaries are in compliance with all material Permits, laws, statutes, orders, rules, regulations, ordinances, or judgments of any governmental or regulatory body or authority applicable to them.

                  Section 4.11 Margin Regulations. No part of the proceeds of any Loan will be used by the Borrower to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulations T, U or X of the Federal Reserve Board.


SECTION 5.  AFFIRMATIVE COVENANTS.

                  The Borrower covenants and agrees that on and after the Closing Date and until the Loan Commitment has terminated and the Obligations are paid in full at the Final Maturity Date:

                  Section 5.1 Information Covenants. The Borrower will furnish to the Lender:

                           (a)       Quarterly Statements - within 45 days after
the end of each quarterly fiscal period in each fiscal year of the Borrower (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of

                                     (i)    a consolidated balance sheet of the
Borrower and its Subsidiaries as at the end of such quarter, and

                                     (ii)   consolidated statement of
operations, shareholders equity and changes in financial position of the Borrower and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, in each case setting forth in comparative form the figures for the corresponding periods in the previous fiscal year, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by the Chief Financial Officer of the Borrower as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, except for the absence of footnotes and changes resulting from year-end adjustments, provided that delivery within the time period specified above of the Borrower's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 5.1;

                           (b)       Annual Statements - within 90 days after
the end of each fiscal year of the Borrower, duplicate copies of

                                     (i)    a consolidated balance sheet of the
Borrower and its Subsidiaries as at the end of such year, and

                                     (ii)   consolidated statements of
operations, shareholders' equity and changes in financial position of the Borrower and its Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous fiscal year, prepared in accordance with GAAP, and accompanied by

                                            (A)      an opinion thereon of
         independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

                                            (B)      a certificate of such
         accountants stating that in making the examination necessary for certification of such financial statements pursuant to the preceding subclause (A), such accountants have obtained no knowledge of any Default or Event of Default or, if in the opinion of such accountants such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof, provided that the delivery within the time period specified above of the Borrower's Annual Report on Form 10-K for such fiscal year (together with the Borrower's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the SEC, together with the accountant's certificate described in subclause (B) above, shall be deemed to satisfy the requirements of this Section 5.1(c);

                           (c)       Audit Reports, etc. - promptly (and in any
event within five Business Days) after receipt thereof, copies of all management letters and reports submitted to the Borrower or any of its Subsidiaries by independent certified public accountants in connection with any annual, interim or special audit of the Borrower or any Subsidiary made by such accountants;

                           (d)       SEC and Other Reports - promptly upon their
becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Borrower or any Subsidiary to public securities holders generally, and (ii) each regular or periodic reports, each registration statement (without exhibits except as expressly requested by the Lender), and each prospectus and all amendments thereto filed by the Borrower or any Subsidiary with the SEC and of all press releases and other statements made available generally by the Borrower or any Subsidiary to the public concerning developments that are material;

                           (e)       Notice of Default or Event of Default -
immediately (and in any event within two Business Days) after the President, Chief Financial Officer, General Counsel or other executive officer of the Borrower becomes aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed Default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 7.1(c), a written notice specifying the nature and period of existence thereof and what action the Borrower is taking or proposes to take with respect thereto;

                           (f)       Notices with Respect to Existing Senior
Note Indenture, Existing Convertible Note Indenture, Travelers Revolving Credit Notes and News Promissory Notes - promptly upon the delivery thereof to the holders of the Existing Senior Notes, the Existing Convertible Notes, the Travelers Revolving Credit Notes and the News Promissory Notes, respectively, or a trustee or other representative on their behalf, copies of all notices delivered by the Borrower or any of its Subsidiaries to such holders, trustee or other representative; and promptly upon the execution and delivery thereof, true, complete and correct copies of all amendments and modifications to and waivers under the Existing Senior Note Indenture, the Existing Convertible Note Indenture, documentation for the Travelers Revolving Credit Notes and the documentation for the News Promissory Notes respectively;

                           (g)       Notices from Governmental Authority -
promptly, and in any event within five days of receipt thereof, copies of any notice to the Borrower or any Subsidiary from any federal, state or foreign Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a material adverse effect on the assets, liabilities (actual or contingent), business, financial condition, results of operations or prospects of the Borrower or any of its Subsidiaries or that could reasonably be expected to impair the ability of the Borrower to perform any of its obligations hereunder or under any of the Loan Documents; and

                           (h)       Requested Information - with reasonable
promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or property of the Borrower or any of its Subsidiaries or relating to the ability of the Borrower to perform its obligations hereunder, under the Notes and under the Pledge Agreement as from time to time may be reasonably requested by the Lender.

                  Section 5.2 Officer's Certificate. Each set of financial statements delivered to the Lender pursuant to Section 5.l(a), Section 5.l(b) or Section 5.l(c) hereof shall be accompanied by a certificate of the Chief Financial Officer containing a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Borrower and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Borrower or its Subsidiaries shall have taken or proposes to take with respect thereto.

SECTION 6.        NEGATIVE COVENANTS.

                  The Borrower covenants and agrees that on and after the Closing Date until the Loan Commitment has terminated, and the Obligations are paid in full, without the prior written consent of Lender:

                  Section 6.1        Restriction on Fundamental Changes.

                           (a)       Except as contemplated by the Merger
Agreement, the Borrower shall not, and shall not permit any of its Subsidiaries to, enter into any merger or consolidation, or liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), discontinue its business or convey, lease, sell, transfer or otherwise dispose of, in one transaction or in a series of transactions, all or any material part of its business or property, whether now or hereafter acquired.

                           (b)       Except as contemplated by the Merger
Agreement, the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, (i) make any dividend or other distribution of any kind whatsoever on the Common Stock of the Borrower (including without limitation any distribution paid exclusively in Common Stock), or make any Restricted Payment (as such term is defined in the Existing Senior Note Indenture) except as permitted by Section 4.13 of the Existing Senior Note Indenture, (ii) issue to any holders of its Common Stock any rights, options or warrants entitling the holders thereof to subscribe for or purchase any shares of Common Stock or securities convertible into or exchangeable for Common Stock, other than pursuant to the Equity Compensation Plan, (iii) reclassify, subdivide or combine its outstanding shares of Common Stock, (iv) distribute to holders of its Common Stock evidences of its indebtedness, shares of any class of its Capital Stock cash or other assets, or any securities or other instruments representing the right to buy, or convertible into or exchangeable for, evidences of its indebtedness, shares of any class of its Capital Stock or cash or any other assets, (v) issue shares of its Common Stock other than pursuant to the terms of the Existing Convertible Notes or options or warrants existing as at the date of this Agreement or (vi) purchase, in the open market or in any privately- negotiated transaction or otherwise, or make any tender or exchange offer for, all or any portion of the Common Stock of the Borrower.

                           (c)       The Borrower shall not and shall not permit
any of its Subsidiaries to, amend its certificate of incorporation or by-laws or its accounting policies or reporting practices.

                  Section 6.2 Limitation on Modifications of Certain Documents. Except as contemplated by the Merger Agreement, the Borrower shall not, and shall not permit any of its Subsidiaries to, amend, modify or waive, or permit the amendment, modification or waiver of, any provision of any material contracts (including, without limitation, any of the documentation pursuant to which the Existing Senior Notes, the

Existing Convertible Notes, the Travelers Revolving Credit Notes and the News Promissory Notes were issued, and any of the documents ancillary thereto).

                  Section 6.3 Changes in Business. The Borrower shall not, and shall not permit any of its Subsidiaries to, enter into any business which is substantially different from that conducted by the Borrower or such Loan Party, as the case may be, on the Closing Date.

                  Section 6.4 Limitation on Indebtedness. The Borrower will not, and will not permit its Restricted Subsidiaries to, directly or indirectly, incur any Indebtedness and the Borrower will not issue any Disqualified Stock or permit any of its Restricted Subsidiaries to issue any Disqualified Stock, in each case, except as permitted by Section 4.9 of the Existing Senior Note Indenture.

                  Section 6.5 Limitation on Issuances of Guarantees by Restricted Subsidiaries. The Borrower will not permit any Restricted Subsidiary to guarantee, directly or indirectly, any Indebtedness of the Borrower other than the Existing Senior Notes, the Existing Convertible Notes, the Travelers Revolving Credit Notes, the News Promissory Notes and the Notes.

                  Section 6.6 Limitation on Liens. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into, create, incur, assume or suffer to exist any Liens of any kind other than Permitted Liens (as such term is defined in the Existing Senior Note Indenture) on or with respect to any of its Property or assets now owned or hereafter acquired, or any interest therein or any income or profits therefrom, without effectively providing that the Notes shall be secured equally and ratably with (and provided that the Notes shall be secured prior to any secured obligation that is subordinated in right of payment to the Notes) the obligations so secured for so long as such obligations are so secured.

                  Section 6.7 Use of Proceeds. The Borrower will not use the proceeds of any Loan for any purpose other than those specified on Schedule
2.2 hereto.


SECTION 7. EVENTS OF DEFAULT.

                  Section 7.1 Events of Default. Each of the following events, acts, occurrences or conditions shall constitute an Event of Default under this Agreement, regardless of whether such event, act, occurrence or condition is voluntary or involuntary or results from the operation of law or pursuant to or as a result of compliance by any Person with any judgment, decree, order, rule or regulation of any court or administrative or governmental body:

                           (a)     Failure to Make Payments. The Borrower shall
(i) default in the payment when due of any principal of the Loans or (ii) default in the payment when due of any interest on the Loans or in the payment when due of any other amounts owing hereunder, and in the case of the circumstances described in this clause (ii), such default shall continue unremedied for three or more Business Days.

                           (b)       Breach of Covenants.

                                     (i)    The Borrower shall fail to perform
         or observe any agreement, covenant or obligation arising under Sections 5 or 6.

                                     (ii)   The Borrower shall fail to perform
         or observe any agreement, covenant or obligation arising under this Agreement (except those described in subsections (a) and (b)(i) above), and such failure shall continue for 30 days.

                           (c)       Default Under Other Agreements. Any Loan
Party shall default in the payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) of any amount owing in respect of any Indebtedness (including any Indebtedness under the Existing Senior Notes, the Existing Convertible Notes, the Travelers Revolving Credit Notes or the News Promissory Notes) (other than the Obligations); or any Loan Party shall default in the performance or observance of any obligation or condition with respect to any such Indebtedness or any other event shall occur or condition exist, if the effect of such default, event or condition is to accelerate the maturity of any such Indebtedness or to permit (without regard to any required notice or lapse of time) the holder or holders thereof, or any trustee or agent for such holders, to accelerate the maturity of any such Indebtedness, or any such Indebtedness shall become or be declared to be due and payable prior to its stated maturity other than as a result of a regularly scheduled payment.

                           (d)       Pledge Agreement. The Pledge Agreement
shall at any time and for any reason not be or shall cease to be valid, binding and enforceable against the Borrower or a permitted successor or assign or the Borrower shall contest or deny the validity and enforceability of the Pledge Agreement or shall disaffirm or repudiate any of its obligations thereunder, or the Notes (or any of them) shall fail to be secured by a perfected security interest in the Pledged Shares.

                           (e)       Bankruptcy, etc. (i) Any Loan Party shall
commence a voluntary case concerning itself under the Bankruptcy Code; or (ii) an involuntary case is commenced against any Loan Party and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or (iii) a custodian (as defined in the Bankruptcy
Code) is appointed for, or takes charge of, all or substantially all of the property of any Loan Party or any Loan Party commences any other proceedings under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to any Loan Party or there is commenced against any Loan Party any such proceeding which remains undismissed for a period of 60 days; or

(iv) any order of relief or other order approving any such case or proceeding is entered; or (v) any Loan Party is adjudicated insolvent or bankrupt; or (vi) any Loan Party suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or (vii) any Loan Party makes a general assignment for the benefit of creditors; or (viii) any Loan Party shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or (ix) any Loan Party shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or (x) any Loan Party shall by any act or failure to act consent to, approve of or acquiesce in any of the foregoing; or (xi) any corporate action is taken by any Loan Party for the purpose of effecting any of the foregoing.

                           (f)       Judgments. One or more judgments or decrees
in an aggregate amount of $1,000,000 or more shall be entered by a court or courts of competent jurisdiction against the Loan Parties (other than any judgment as to which, and only to the extent, a reputable insurance company has acknowledged coverage of such claim in writing) and (i) any such judgments or decrees shall not be stayed, discharged, paid, bonded or vacated within 10 days or (ii) enforcement proceedings shall be commenced by any creditor on any such judgments or decrees.

                  Section 7.2 Rights and Remedies. Upon the occurrence of any Event of Default described in Section 7.1(e), the Loan Commitment shall automatically and immediately terminate and the unpaid principal amount of, and any and all accrued interest on, the Loan and any and all other Obligations shall automatically become immediately due and payable, with all additional interest from time to time accrued thereon and without presentation, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, due diligence, presentment, notice of intent to demand or accelerate and notice of acceleration), all of which are hereby expressly waived by the Borrower, and the obligation of the Lender to make any Loan hereunder shall thereupon terminate; and upon the occurrence and during the continuance of any other Event of Default, the Lender may, by written notice to the Borrower, (i) declare that the Loan Commitment is terminated, whereupon the Loan Commitment and the obligation of the Lender to make any Loan hereunder shall immediately terminate, and (ii) declare the unpaid principal amount of and any and all accrued and unpaid interest on the Loans and any and all other Obligations to be, and the same shall thereupon be, immediately due and payable with all additional interest from time to time accrued thereon and without presentation, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and notice of acceleration), all of which are hereby expressly waived by the Borrower.

SECTION 8.  MISCELLANEOUS.

                  Section 8.1 Payment of Expenses, Indemnity, etc. The Borrower shall:

                           (a)       pay all reasonable out-of-pocket costs and
expenses of the Lender in connection with the negotiation, preparation, execution and delivery of the Loan Documents and the documents and instruments referred to therein (including without limitation the fees, charges and disbursements of counsel to the Lender) and any amendment, waiver or consent relating to any of the Loan Documents, which costs and expenses shall accrue as of the Closing Date but shall be payable at such time, if any, as the first Loan is made;

                           (b)       pay all reasonable out-of-pocket costs and
expenses of the Lender in connection with the preservation of rights under, and enforcement of, the Loan Documents and the documents and instruments referred to therein or in connection with any restructuring or rescheduling of the Obligations (including, without limitation, the reasonable fees and disbursements of counsel for the Lender);

                           (c)       pay, and hold the Lender harmless from and
against, any and all present and future stamp, excise and other similar taxes with respect to the foregoing matters and hold the Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to the Lender) to pay such taxes; and

                           (d)       indemnify the Lender, its officers,
directors, employees, representatives and agents (each an "Indemnitee") from, and hold each of them harmless against, any and all losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements of any kind or nature whatsoever (including, without limitation, the fees and disbursements of counsel for such Indemnitee in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) that may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, asserted against or incurred by any Indemnitee as a result of, or arising out of, or in any way related to or by reason of, any of the Transactions or the execution, delivery or performance of any Loan Document.

                  Section 8.2 Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default the Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Loan Party or any other Person, any such notice being hereby expressly waived, to set off any other indebtedness or other obligation at any time held or owing by the Lender to or for the credit or the account of any Loan Party against and on account of the Obligations of the Loan Parties to the

Lender under this Agreement or under any of the other Loan Documents, and all other claims of any nature or description arising out of or connected with this Agreement or any other Loan Document, irrespective of whether or not the Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

                  Section 8.3 Notices. All notices and other communications hereunder shall be in writing and shall be deemed effectively given upon personal delivery to the party to be notified; on the next Business Day after delivery to a recognized overnight courier service; upon confirmation of receipt of a facsimile transmission; or five days after deposit with the United States Post Office, by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; provided that notices of a change of address shall be effective only upon receipt thereof):

                  If to the Borrower, to:

                  PLD Telekom Inc.
                  505 Park Avenue, 21st floor
                  New York, NY  10022
                  Facsimile: (212) 527-3995
                  Attention: General Counsel

                  If to the Lender, to:

                  Metromedia International Group, Inc.
                  One Meadowlands Plaza
                  East Rutherford, N.J.  07076
                  Facsimile: (201) 531-2803
                  Attention: Arnold L. Wadler, Esq.

                  (with a copy to:

                  Paul, Weiss, Rifkind, Wharton & Garrison
                  1285 Avenue of the Americas
                  New York, New York 10019-6064
                  Facsimile: (212) 757-3990
                  Attention: Douglas A. Cifu, Esq.)

                  Section 8.4        Successors and Assigns; Assignments.

                           (a)       Successors and Assigns.  This Agreement
shall be binding upon and inure to the benefit of the Borrower, the Lender, all future holders of the Notes and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Lender.

                           (b)       Assignments. The Lender may, in accordance
with applicable law, at any time assign to any other Person (each an "Assignee") all or any part of its rights and obligations under this Agreement, the Notes and any other Loan Documents. The Borrower and the Lender agree that to the extent of any assignment, the Assignee shall be deemed to have the same rights and benefits under the Loan Documents as the Lender hereunder; provided that if the Assignee is an Affiliate of the Lender, the Borrower shall be entitled to continue to deal solely and directly with the Lender in connection with the interests so assigned to the Assignee.

                           (c)       Disclosure of Information. The Borrower
authorizes the Lender to disclose to any Participant or Assignee (each, a "Transferee") and any prospective Transferee any and all financial and other information in the Lender's possession concerning the Borrower which has been delivered to the Lender by the Borrower pursuant to this Agreement or which has been delivered to the Lender by the Borrower in connection with the Lender's credit evaluation of the Borrower prior to entering into this Agreement.

                  Section 8.5 Amendments and Waivers. Neither this Agreement, any other Loan Document to which the Borrower is a party, nor any terms hereof or thereof may be amended, supplemented, modified or waived except in accordance with the provisions of this Section. The Lender and the Borrower may, from time to time, enter into written amendments, supplements, modifications or waivers for the purpose of adding, deleting, changing or waiving any provisions to this Agreement or any Note. Any such amendment, supplement, modification or waiver shall apply to and shall be binding upon the Borrower, the Lender and all future holders of such Notes or any portion thereof or participation therein. In the case of any waiver, the Borrower and the Lender shall be restored to their former position and rights hereunder and under the outstanding Notes, and any Default or Event of Default waived shall be deemed to be cured and not continuing, but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

                  Section 8.6 No Waiver; Remedies Cumulative. No failure or delay on the part of the Lender or any subsequent holder of a Note in exercising any right, power or privilege hereunder or under any other Loan Document and no course of dealing between any Loan Party and the Lender or the subsequent holder of any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof of the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Lender or the subsequent holder of any Note would otherwise have. No notice to or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lender or the subsequent holder of any Note to any other or further action in any circumstances without notice or demand.

                  Section 8.7        Governing Law, Submission to Jurisdiction.
(a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).

                           (b)       Any legal action or proceeding with respect
to this Agreement or any other Loan Document and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States of America for the District of New York, and, by execution and delivery of this Agreement, the Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. The Borrower irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, the Borrower at its address set forth in Section 8.3. The Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Loan Document brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of the Lender or any holder of a Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

                  Section 8.8 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                  Section 8.9 Effectiveness. This Agreement shall become effective on the date on which the Lender and the Borrower shall have each signed a counterpart hereof and the Borrower shall have delivered the same to the Lender.

                  Section 8.10 Headings Descriptive. The headings of the several Sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  Section 8.11 Marshalling; Recapture. The Lender shall be under no obligation to marshall any assets in favor of any Loan Party or any other party or against or in payment of any or all of the Obligations. To the extent the Lender receives any payment by or on behalf of any Loan Party, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to such Loan Party or its estate, trustee, receiver, custodian or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated by the amount so repaid and shall be included within the liabilities of such Loan Party to the Lender as of the date such initial payment, reduction or satisfaction occurred.

                  Section 8.12 Severability. In case any provision in or obligation under this Agreement or any Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other Jurisdiction, shall not in any way be affected or impaired thereby.

                  Section 8.13 Survival. All indemnities set forth herein shall survive the execution and delivery of this Agreement and the Notes and the making and repayment of the Loans hereunder.

                  Section 8.14 Limitation of Liability. No claim may be made by any Loan Party or any other Person against the Lender or any of its Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any act, omission or event occurring in connection herewith; and each Loan Party hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

                  Section 8.15 Calculations; Computations. The financial statements to be furnished to the Lender pursuant hereto shall be made and prepared in accordance with GAAP consistently applied throughout the periods involved and consistent with GAAP as used in the preparation of the financial statements referred to in Section 6.1

                  Section 8.16 Waiver of Trial by Jury. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

                  Section 8.17 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the Interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate (the

"Maximum Rate") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the Interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this
Section 8.17 shall be cumulated and the Interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount shall have been received by Lender.

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

                                    PLD TELEKOM INC.


                                    By: /s/ JAMES R. S. HATT
                                        ---------------------------------------
                                        Name: James R. S. Hatt
                                        Title: Chairman, President and
                                               Chief Executive Officer


                                    METROMEDIA INTERNATIONAL GROUP, INC.


                                    By: /s/ SILVIA KESSEL
                                        ---------------------------------------
                                        Name: Silvia Kessel
                                        Title: Chief Financial Officer,
                                               Executive Vice President,
                                               Treasurer and Director

                                PLD TELEKOM INC.

                                  SCHEDULES TO
                 BRIDGE LOAN AGREEMENT, DATED AS OF MAY 18, 1999
                          BETWEEN PLD TELEKOM INC. AND
                      METROMEDIA INTERNATIONAL GROUP, INC.


SCHEDULE 2.1 PLD TELEKOM, INC. MAY REQUEST LOANS IN THE FOLLOWING AGGREGATE AMOUNTS DURING THE FOLLOWING MONTHS:


----------------------------------------------------------
DATE                             LOAN
----------------------------------------------------------
MAY, 1999                        $1,000,000
----------------------------------------------------------
JUNE, 1999                        2,000,000
----------------------------------------------------------
JULY, 1999                        1,000,000
----------------------------------------------------------
AUGUST, 1999                      1,000,000
----------------------------------------------------------
SEPTEMBER, 1999                   1,000,000
----------------------------------------------------------
OCTOBER, 1999                     1,000,000
----------------------------------------------------------
TOTAL                            $7,000,000
----------------------------------------------------------


TO THE EXTENT PLD TELEKOM INC. BORROWS LESS THAN THE AMOUNT AVAILABLE FOR ANY MONTH SPECIFIED ABOVE (EACH, A "SHORTFALL"), PLD TELEKOM INC. MAY BORROW THE AGGREGATE AMOUNT OF ALL SUCH SHORTFALLS IN ANY SUCCEEDING MONTH PRIOR TO THE FINAL MATURITY DATE, UP TO A MAXIMUM AMOUNT OF $7,000,000.

SCHEDULE 2.2  USE OF PROCEEDS:  SEE ATTACHED ANNEX A

SCHEDULE 4.1 JURISDICTION IN WHICH PLD TELEKOM INC. IS QUALIFIED TO DO BUSINESS AS A FOREIGN CORPORATION:

         State of New York.

SCHEDULE 4.2  CAPITALIZATION OF PLD TELEKOM INC.:

         37,846,789 shares of Common Stock of PLD Telekom Inc. (the "Company") are issued and outstanding as of the date of the Agreement.

         Schedule of outstanding warrants and options to purchase shares of the Company's Common Stock as of the date of the Agreement is attached.

         In addition, the terms of the Company's 12% Series A and Series B Revolving Credit Notes due 1998 provide for the issuance, in certain specified circumstances, of additional and/or default warrants, all as more fully described in the Company's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998 ("1998 10-K") and its Quarterly Report on Form 10-Q for the quarter ended March 31, 1999.

         In connection with the acquisition of additional interests in Technocom Limited in November 1997, the Company entered into revised put and call agreements with the minority shareholders of Technocom (Elite International Limited and Plicom Limited) regarding put and call option arrangements for their remaining minority stakes. Pursuant to the terms of such agreements, which are fully described in the Company's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998, the Company may be required to issue additional shares of Common Stock, in addition to the payment of cash, in respect of such arrangements.

         Pursuant to a Revolving Credit Agreement with News America Incorporated ("News America"), News America has the right to convert loans made to the Company into shares of Common Stock, on a basis more fully described in the Company's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998.

         Consents to the borrowings and any pledge will be required from:

         (a)      the holders of the Senior and Convertible Notes,
         (b)      the Travelers Parties,
         (c)      News America, and
         (d)      Plicom Limited and Elite International Limited.

SCHEDULE 4.4  CONSENTS AND APPROVALS:

         The terms of the Bridge Loan Agreement and the notes issued thereunder will be described in the Company's periodic filings under the Securities Exchange Act of 1934, as amended.

SCHEDULE 4.7  UNDISCLOSED LIABILITIES:

         None.

SCHEDULE 4.8  ABSENCE OF CERTAIN CHANGES OR EVENTS:

         None.

SCHEDULE 4.9  LEGAL PROCEEDINGS, ETC.:

         None.

SCHEDULE 4.10  PERMITS:

         None.

                                                                       Exhibit A





                                PLD TELEKOM INC.

                                 PROMISSORY NOTE


$7,000,000                                                    New York, New York

                                                                   May 18, 1999


                  FOR VALUE RECEIVED, the undersigned, PLD TELEKOM INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to METROMEDIA INTERNATIONAL GROUP, INC., or registered assigns (the "Lender"), on the Final Maturity Date (as defined in Credit Agreement referred to below), in lawful money of the United States of America and in immediately available funds, the principal amount of $7,000,000 or, if less, the aggregate amount outstanding of the Loans (as defined in the Credit Agreement referred to below). The Borrower hereby unconditionally further agrees to pay interest in like money on the unpaid principal amount hereof from time to time from the date hereof at the rates and on the dates specified in Section 2.5 of the Bridge Loan Agreement dated as of May 18, 1999 between the Borrower and the Lender (as amended, modified or supplemented from time to time, the "Credit Agreement").

This Note is one of the Notes referred to in Section 2.4 of the Credit Agreement and is entitled to the benefits thereof. All of the terms, conditions, and covenants of the Credit Agreement are expressly made a part of this Note by reference in the same manner and with the same effect as if set forth herein.

This Note is a registered Note and, as provided in the Credit Agreement upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for like principal amount will be issued to and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Borrower may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Borrower will not be affected by any notice to the contrary. Any transferee of this Note, by its acceptance hereof, agrees to be bound by all the terms, conditions and covenants of the Credit Agreement applicable to the holder of a Note.

The principal amount of this Note, together with all accrued and unpaid interest thereon, is convertible into Common Stock of the Borrower at any time and from time to time, as, and subject to the conditions and limitations, specified in the Credit Agreement.

As provided in the Credit Agreement, the Loans evidenced by this Note are subject to optional and mandatory repayments, in whole and in part, all as specified in the Credit Agreement.

If an Event of Default, as defined in the Credit Agreement, occurs and is continuing, all amounts remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).

                                      PLD TELEKOM INC.


                                      By: _____________________________________
                                          Name:
                                          Title:

                  Schedule of Principal Advances and Repayments


     -----------------------------------------------------------------------
                        Amount of          Amount of          Amount of
                        Principal          Interest           Principal
       Date              Advance            Payment           Repayment
     -----------------------------------------------------------------------

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     -----------------------------------------------------------------------

     -----------------------------------------------------------------------

     -----------------------------------------------------------------------

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     -----------------------------------------------------------------------

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                                        3